INDEMNITY AGREEMENT


         THIS AGREEMENT is made as of the 30th day of September, 1999, by and between Six Rivers National Bank (the "Bank") and ________________________ ("Indemnitee"), a director of the Bank, with reference to the following facts:

         A. The Bank and Indemnitee recognize that interpretations of ambiguous statutes, regulations, court opinions, and the Bank's Articles of Association and Bylaws, are too uncertain to provide the Bank's directors with adequate or reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties in good faith for the Bank;

         B. The Bank and Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate officers and directors in connection with their activities in such capacities and by reason of their status as such;

         C. The Bank and Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically either beyond the financial resources of most directors of the Bank or far outweighs the limited benefits of serving as a director;

         D. The Bank and Indemnitee recognize that the legal risks and potential director liabilities, or the very threat thereof, and the resultant substantial time and expense endured in defending against such lawsuits, bear no reasonable logical relationship to the amount of compensation received by the Bank's directors. These factors pose a significant deterrent to, and induce increased reluctance on the part of, experienced and capable individuals to serve as directors of the Bank;

         E. The Bank has investigated the availability and efficiency of liability insurance to provide its directors with adequate protection against the foregoing legal risks and potential liabilities. It has concluded that such insurance does not provide adequate protection to its directors. Thus, it would be in the best interests of the Bank and its shareholders to contract with its directors, including Indemnitee, to indemnify them to the fullest extent permitted by law against personal liability for actions taken in the good faith performance of their duties to the Bank;

         F. Section 317 of the General Bank Law of the State California, which sets forth certain provisions relating to mandatory and permissive indemnification of officers and directors (among others) of a California corporation by such corporation, requires indemnification in certain circumstances, permits it in other circumstances, and prohibits it in some circumstances.

         G. The Board of Directors of the Bank has determined, after due consideration and investigation of this Agreement, and various other options available in lieu hereof, that the following Agreement is reasonable, prudent and necessary to promote and ensure the best interests of the Bank and its shareholders. This Agreement is intended to: (1) induce and encourage highly

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experienced and capable persons such as Indemnitee to serve as directors of the
Bank; (2) encourage such persons to resist what they consider unjustifiable suits and claims made against them in connection with the good faith performance of their duties to the Bank, secure in knowledge that certain expenses, costs, and liabilities incurred by them in their defense of such litigation will be borne by the Bank and that they will receive the maximum protection against such risks and liabilities as legally may be made available to them; and (3) encourage directors to exercise their best business judgment regarding matters which come before the Board of Directors without undue concern for the risk that claims may be made against them on account thereof.

         H. The Bank desires to have Indemnitee continue to serve as a director of the Bank free from concern for unpredictable, inappropriate or unreasonable legal risk and personal liabilities by reason of his or her acting in good faith in the performance of his or her duty to the Bank. Indemnitee desires to continue to serve as a director of the Bank, provided, and on the express condition, that he or she is furnished with the indemnity set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Bank and Indemnitee do hereby agree as follows:

         1. DEFINITIONS. For the purposes of this Agreement, the following definitions shall apply:

                  (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Bank or otherwise and whether of a civil, criminal or administrative or investigative nature, including, but not limited to, actions, suits or proceedings brought under and/or predicated upon the Securities Act 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts, and/or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise (other than plaintiff against the Bank), by reason of the fact that Indemnitee is or was an agent of the Bank by reason any action taken by him or her or of any inaction on his or her part while acting as such agent.

                  (b) The term "Expenses", includes, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, court costs, attorney's fees and disbursements and any expenses of establishing a right to indemnification under law or paragraph 7 of this Agreement. "Expenses" shall not include the amount of any judgment, fines, or penalties actually levied against Indemnitee, or amounts paid in settlement of a proceeding by or on behalf of the Bank, unless such matters may be indemnified under applicable provisions of the California Corporations Code, federal law and the regulations of the federal banking agencies.

                  (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of

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the corporation" shall include any service as a director of the Bank which imposes duties on, or involves services by, such director with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acts in good faith and in a manner he or she reasonably believes to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Bank" as referred to in this Agreement.

                  (d) For the purposes of this Agreement, Indemnitee shall be deemed to have been acting as an "Agent" if he or she was acting in his or her capacity as a director of the Bank, member of a committee of the Board of Directors of the Bank, or was serving as a director, or non-salaried officer, of any other enterprise at the request of the Bank, whether or not he or she is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

                  (e) The term "Applicable Standard" means that a person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Bank; except that in a criminal proceeding, such person must also have had no reasonable cause to believe that such person's conduct was unlawful and except that in the circumstances set forth in Section 3 below, the Applicable Standard shall refer to the standard set forth therein. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create any presumption, or establish, that the person did not meet the "Applicable Standard."

                  (f) "Independent Legal Counsel" shall include any firm of attorneys selected (i) by lot, or (ii) by the regular counsel for the Bank, from a list of firms which meet minimum size criteria and other reasonable criteria established by the Board of Directors of the Bank, so long as such firm has not represented the Bank, Indemnitee, or any entity controlled by Indemnitee, within the preceding 24 calendar months.

         2. INDEMNITY IN THIRD PARTY PROCEEDINGS. The Bank shall indemnify Indemnitee if Indemnitee is made a party to or threatened to be made a party to, or otherwise involved in, any Proceeding (other than a Proceeding which is an action by or in the right of the Bank to procure a judgment in its favor), by reason of the fact that Indemnitee is or was an Agent of the Bank. This indemnity shall apply, and be limited, to and against all Expenses, judgments, fines, penalties, settlements, and other amounts, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of the Proceeding, so long as it is determined pursuant to Paragraph 7 of this Agreement or by the court before which such action was brought, that Indemnitee met the Applicable Standard.

         3. INDEMNITY IN PROCEEDINGS BY OR IN THE NAME OF THE BANK. The Bank shall indemnify Indemnitee if Indemnitee is made a party to, or threatened to be made a party to, or otherwise involved in, any Proceeding which is an action by or in the right of the Bank to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Bank. This indemnity shall apply, and be limited, to and against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense, resolution, or settlement of such

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Proceeding, but only if: (a) Indemnitee acted in good faith, in a manner
Indemnitee believed to be in the best interests of the Bank and its shareholders; and (b) the action is not settled or otherwise disposed of by or with the permission of the Indemnitee with court approval. No indemnification shall be made under this Section 4 in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Bank in the performance of such person's duty to the Bank, unless, and only to the extent that, the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for the Expenses which such court shall determine.

         4. EXPENSES OF SUCCESSFUL INDEMNITEE. Notwithstanding any other Provision of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action or portion thereof without prejudice, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

         5. ADVANCES OF EXPENSES. The Expenses incurred by Indemnitee in any proceedings shall be advanced by the Bank prior to the final disposition of such proceeding at the written request of Indemnitee, but only if Indemnitee: (a) shall undertake to repay such advances if, and to the extent that, it is ultimately determined that Indemnitee is not entitled to indemnification; or (b) if required by law, shall undertake to repay such advances unless, and to the extent that, it is ultimately determined that Indemnitee is entitled to indemnification. Any advance required hereunder shall be deemed to have been approved by the Board of Directors of the Bank to the extent this Agreement was so approved. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor. However, in a proceeding brought by the Bank directly, in its own right (as distinguished from an action brought derivatively or by any receiver or trustee), the Bank shall have discretion not to make the advances called for hereby if independent legal counsel advises in writing that the Bank has probable cause to believe, and a majority of the Bank's Board of Directors (not counting Indemnity) does believe, that Indemnitee did not act in good faith with regard to the subject matter of the proceeding or a material portion thereof.

         6. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under paragraphs 5 and/or 6 of this Agreement shall be made no later than 45 days after receipt of a written request of Indemnitee in accordance with paragraph 11 of this Agreement. In all other cases, indemnification shall be made by the Bank only if authorized in the specific case, upon a determination that indemnification of the Agent is proper under the circumstances and the terms of this Agreement by: (a) a majority vote of a quorum of the Board of Directors (or a duly constituted committee thereof), consisting of directors who are not parties of such Proceeding; (b) approval of the shareholders (as defined in Section 153 of the California Corporations
Code), with Indemnitee shares not being entitled to vote thereon; (c) the court in which such proceeding is or was pending upon application made by the Bank, Indemnitee or any person rendering services in connection with Indemnitee's defense, whether or not the Bank opposes such application; or (d) to the extent permitted by law, by independent legal counsel in a written opinion.

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         The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Bank. Neither the failure of the Bank (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the Applicable Standard, nor an actual determination by the Bank (including its Board of Directors or independent legal counsel) that Indemnitee has not met such Applicable Standard, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified and reimbursed by the Bank; provided, however, that if Indemnitee is only partially successful, only an equitably allocated portion of such expenses shall be indemnified and reimbursed.

         Except to the extent that such indemnification is prohibited by applicable federal law or regulation, if Indemnitee is entitled under any provision of this Agreement to indemnification by the Bank for some or a portion of the Expenses, judgments, fines, or penalties actually and reasonably incurred by him or her in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Bank shall nevertheless indemnify Indemnitee for the portion (determined on an equitable basis) of such Expenses, judgments, fines, or penalties to which Indemnitee is entitled.

         The Bank's obligations to advance or indemnify hereunder shall be deemed satisfied to the extent of any payments made by an insurer on behalf of the Bank or Indemnitee in satisfaction of claims against Indemnitee for which he or she seeks indemnification from Bank.

         7. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles of Association, the Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of California, federal law, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. Except to the extent that such indemnification is prohibited by applicable federal law or regulation, the indemnification under this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

         8. LIMITATIONS. The Bank shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee:

                  (a) for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

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                  (b) for which Indemnitee is indemnified by the Bank otherwise than pursuant to this Agreement so long as Bank honors such indemnity commitment;

                  (c) based upon or attributable to the Indemnitee gaining in fact any personal profit or advantage to which he or she was not legally entitled;

                  (d) for an accounting of profits made from the purchase or sale by the Indemnity of securities of the Bank within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto, or similar provisions of any state statutory law or common law;

                  (e) brought about or contributed to by the active and deliberate dishonesty of Indemnitee; however, notwithstanding the preceding clause, Indemnitee shall be protected to the extent otherwise provided under this Agreement as to any claims upon which suit may be brought against him or her by reason of any alleged dishonesty on his or her part, unless a judgment or other final adjudication thereof adverse to Indemnitee shall establish that he or she committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated;

                  (f) for omissions or acts committed in bad faith or which involve intentional misconduct or a knowing violation of law;

                  (g) for any omission or act that Indemnitee believed at the time of his or her action to be contrary to, or inconsistent with, the best interests of both the Bank and its shareholders; or

                  (h) for any transaction from which Indemnitee derived an improper personal economic benefit in a capacity other than as a shareholder of the Bank.

         9. SAVINGS CLAUSE. Except to the extent that such indemnification is prohibited by applicable federal law or regulation, if this Agreement or any portion hereof is invalidated on any ground by any court of competent jurisdiction, then the Bank shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, and penalties with respect to any Proceeding to the fullest extent permitted by any applicable and enforceable portion of this Agreement or by any applicable law.

         10. NOTICES. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give to the Bank notice in writing promptly but in any event within 60 days after he or she becomes aware of any claim made against him or her for which he or she believes, or should reasonably believe, indemnification will or could be sought under this Agreement. Notice to the Bank shall be directed to the Bank's main office, Attention: President (or such other address the Bank shall designate in writing to Indemnitee). Failure to so notify the Bank shall not relieve the Bank of any liability which it may have to Indemnitee otherwise than under this Agreement and shall not relieve Bank of its duty to indemnify hereunder unless Bank demonstrates that such delay materially impaired the defense of the matter.

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         All notices, requests, demands, and other communications (collectively
"Notices") provided for under this Agreement shall be in writing (including communications by telephone, telex, or telecommunication facilities providing facsimile transmission) and mailed (postage prepaid and return receipt requested), telegraphed, telexed, transmitted, or personally served to each party at the address set forth at the end of this Agreement or at such other address as any party affected may designate in a written notice to the other parties in compliance with this section. All such Notices shall be effective when received; provided, however, receipt shall be deemed to be effective within three (3) business days of any properly addressed notice having been deposited in the mail, within twenty-four (24) hours from the time electronic transmission was made, or upon actual receipt of electronic delivery, whichever occurs first.

         No costs, charges or expenses for which indemnity shall be sought hereunder shall be incurred without the corporation's consent, which consent shall not be unreasonably withheld or delayed.

         11. CHOICE OF LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California, including applicable statutes of limitation and other procedural statutes.

         12. ATTORNEYS' FEES. If any legal action is necessary to enforce the terms of this Agreement, the prevailing party shall be entitled to recover, in addition to other amounts to which the prevailing party may be entitled, actual attorneys' fees and court costs as may be awarded by the court.

         13. AMENDMENTS. Provisions of this Agreement may be waived, altered, amended, or repealed in whole or in part only by the written consent of all parties.

         14. PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any right or remedies under or by reason of this Agreement to any persons other than the parties to it and their respective successors and assigns (including an estate of Indemnitee), nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party hereto. Furthermore, no provision of this Agreement shall give any third persons any right of subrogation or action against any party hereto.

         15. SEVERABILITY. If any portion of this Agreement shall be deemed by a court of competent jurisdiction to be unenforceable, the remaining portions shall be valid and enforceable only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transaction contemplated herein in substantially the same manner as originally set forth at the date this Agreement was executed.

         16. SUCCESSOR AND ASSIGNS. All terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective transferees, successors, and assigns; provided, however, that this

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Agreement and all rights, privileges, duties, and obligations of the parties, may not be assigned or delegated by any party without the prior written consent of the other parties.

         17. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         18. ENTIRE AGREEMENT. Except as provided in paragraph 8 hereof, this Agreement represents and contains the entire agreement and understanding between and among the parties, and all previous statements or understandings, whether express or implied, oral or written, relating to the subject matter hereof are fully and completely extinguished and superseded by this Agreement. This Agreement shall not be altered or varied except by a writing duly signed by all of the parties.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                            SIX RIVERS NATIONAL BANK


                            By:
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                            Title:
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                            INDEMNITEE


                            By:
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                            Address:
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